UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 19, 2008
NEENAH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52681	25-1618281
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN	333-28751	39-1580331
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Interim Chief Financial Officer
On March 19, 2008, the Board of Directors of Neenah Enterprises, Inc. and Neenah Foundry Company (collectively, the “Company”) appointed Jeffrey S. Jenkins as Interim Chief Financial Officer. Mr. Jenkins, 49, has served as Vice President of Operations of Deeter Foundry, Inc., a wholly-owned subsidiary of the Company, since April 1998. Mr. Jenkins has been with Deeter Foundry, Inc. since 1991, formerly holding positions of Controller (1991-1994) and Chief Financial Officer (1994-1998). Prior to 1991, Mr. Jenkins worked in public accounting with the international firm of Touche Ross & Co., now known as Deloitte & Touche LLP.
Mr. Jenkins will assume the role of principal financial officer and principal accounting officer of the Company following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2008, which is expected to be filed by May 15, 2008. Until that time, Gary W. LaChey, Corporate Vice President — Finance, Treasurer, Secretary and Chief Financial Officer will remain as the principal financial officer and principal accounting officer of the Company, as contemplated in connection with his previously reported planned retirement. After such time, it is expected that Mr. LaChey will transition into a consulting role and he will no longer be an officer of the Company. Effective April 1, 2008, Mr. Jenkins will begin working with Mr. LaChey and preparing to assume his duties. After the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2008, Mr. Jenkins will become the Corporate Vice President — Finance, Treasurer, Secretary and Interim Chief Financial Officer.
In connection with the appointment as Interim Chief Financial Officer, the Company expects to enter into an employment agreement with Mr. Jenkins that will provide for, among other things, (i) a base salary of $230,000, (ii) participation in the Company’s annual incentive plan, with an annual cash target award of 35% of his base salary (with the fiscal 2008 annual incentive to be the higher of 35% of his base salary or $50,000), (iii) payment of certain housing and transportation expenses, and (iv) certain termination payments in the event of termination pursuant to the Company’s Amended and Restated 2003 Severance and Change of Control Plan.
Also in connection with his appointment, on March 19, 2008, the Compensation Committee of the Board of Directors made a grant of 2,000 non-qualified stock options to Mr. Jenkins, pursuant to the Neenah Enterprises, Inc. Management Equity Incentive Plan. This award is in addition to an award of 7,000 non-qualified stock options that was previously granted to Mr. Jenkins in January 2008. The stock options represent the right to purchase shares of Neenah Enterprises, Inc. common stock, have an exercise price of $7.77 per share, vest in three equal annual installments beginning on the first anniversary date of the grant and expire seven years from the date of grant.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NEENAH ENTERPRISES, INC.
Date: March 24, 2008	/s/ Robert E. Ostendorf, Jr.
	Name:	Robert E. Ostendorf, Jr.
	Title:	President and Chief Executive Officer

NEENAH FOUNDRY COMPANY
Date: March 24, 2008	/s/ Robert E. Ostendorf, Jr.
	Name:	Robert E. Ostendorf, Jr.
	Title:	President and Chief Executive Officer

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